UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 5, 2014

                  ACTIVISION BLIZZARD, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15839	95-4803544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Ocean Park Boulevard, Santa Monica, CA		90405
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (310) 255-2000

________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of stockholders of Activision Blizzard, Inc. (the “Company”) held on June 5, 2014 (“the Annual Meeting”), the Company’s stockholders approved the Activision Blizzard, Inc. 2014 Incentive Plan (the “2014 Plan”) which had previously been adopted by the Company’s Board of Directors subject to stockholder approval.

The 2014 Plan replaces the Company’s amended and restated 2008 Incentive Plan (the “2008 Plan”), although the 2008 Plan, along with certain other prior plans, will remain in effect and continue to govern outstanding awards. Shares that were available for grant under the 2008 Plan as of June 5, 2014 will not be made available for issuance under the 2014 Plan.  The 2014 Plan, among other things, provides for 46 million shares of the Company’s common stock to be available for issuance, subject to certain adjustments, which amount may be increased from time to time by the number of shares relating to awards outstanding under the 2008 Plan or other prior plans that are returned to the plan pursuant to the terms thereof.

The 2014 Plan authorizes the Compensation Committee of the Board of Directors to provide equity-based compensation in the form of stock options, share appreciation rights (“SARs”), restricted shares, restricted share units, performance shares, performance units and custom awards.  Awards granted under the 2014 Plan will be granted upon terms approved by the Compensation Committee and set forth in an award agreement or other evidence of an award, provided that (a) the exercise price per share of stock options and the price per share of freestanding SARs will be not less than the “market value per share” (as defined in the plan), and (b) no stock option or freestanding SAR may be exercised more than 10 years from the date of grant.

The 2014 Plan also gives the Compensation Committee authority to pay senior executive plan cash bonuses to participants who are “covered employees” (defined for purposes of the 2014 Plan as “executive officers” of the Company within the meaning of Rule 3b-7 under Securities Exchange Act of 1934, as amended), which incentive compensation will become payable upon the achievement of specified management objectives.

The material terms of the 2014 Plan are described in greater detail in Proposal No. 2 in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 22, 2014 (the “Proxy Statement”).  The descriptions of the 2014 Plan contained herein and in the Proxy Statement are qualified in their entirety by the actual terms of the plan, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03.                             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) The Company amended and restated its Certificate of Incorporation (as so amended and restated, the “Third Amended and Restated Certificate of Incorporation”) following the approval and adoption thereof by the Company’s stockholders at the Annual Meeting.

The Third Amended and Restated Certificate of Incorporation amends the previous Certificate of Incorporation in three primary respects, all of which are related to the fact that Vivendi S.A. (“Vivendi”) is no longer the Company’s controlling stockholder as a result of the October 11, 2013 consummation of the transactions contemplated by the stock purchase agreement entered into on July 25, 2013 between the Company, Vivendi and ASAC II LP.  Specifically:

(1)      Previous articles of the Certificate of Incorporation that were intended to structure the relationship between Vivendi and the Company have been amended or removed;

(2)      Supermajority and special voting requirements to amend the Company’s Certificate of Incorporation have been replaced with the default vote standard applicable under Delaware law for amendments of a certificate of incorporation, which is generally the vote of a majority of the outstanding voting power entitled to vote thereon; and

(3)      Stockholder, supermajority and special voting requirements for amendment of the Company’s Bylaws have been replaced with concurrent authority to amend the Company’s Bylaws vested in the Company’s Board of Directors, by the vote of a majority of the quorum, as well as in the Company’s stockholders, by the affirmative vote of holders of a majority of the outstanding voting power of the outstanding shares of capital stock of the Company entitled to vote thereon.

The Third Amended and Restated Certificate of Incorporation became effective on June 6, 2014 when filed with the Secretary of State of the State of Delaware.

The foregoing description is qualified in its entirety by the full text of the Third Amended and Restated Certificate of Incorporation of Activision Blizzard, Inc., a copy of which is attached to this Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.                             Submission of Matters to a Vote of Security Holders.

(a)                               On June 5, 2014, the Company held its Annual Meeting in Santa Monica, California.

(b)                              The following is a brief description of each matter voted on at the Annual Meeting and the manner with respect to which votes were cast with respect to each matter and the number of abstentions and “broker non-votes” with respect to each matter, other than Proposal No. 5, with respect to which there are no broker non-votes.

Proposal No. 1:  The following 8 directors were elected to serve one-year terms and until their respective successors are duly elected or appointed and qualified or until the earlier of their death, resignation or removal.

	For	Against	Abstain	Broker Non-Votes
Robert J. Corti	582,106,940	26,074,970	7,402,421	37,288,117
Brian G. Kelly	610,697,802	3,289,379	1,597,150	37,288,117
Robert A. Kotick	611,122,630	2,876,327	1,585,374	37,288,117
Barry Meyer	612,777,597	1,206,005	1,600,729	37,288,117
Robert J. Morgado	560,574,049	47,607,611	7,402,671	37,288,117
Peter Nolan	612,905,825	1,076,039	1,602,467	37,288,117
Richard Sarnoff	606,506,009	1,671,612	7,406,710	37,288,117
Elaine Wynn	610,469,322	3,520,175	1,594,834	37,288,117

Proposal No. 2: The Activision Blizzard 2014 Incentive Plan as set forth in Appendix B in the Company’s Proxy Statement for the Annual Meeting was approved.

For	Against	Abstain	Broker Non-Votes
524,001,052	89,907,268	1,676,011	37,288,117

Proposal No. 3: The “Third Amended and Restated Certificate of Incorporation of Activision Blizzard, Inc.” as set forth in Exhibit 3.1 attached to this Form 8-K, was approved. Proposed amendments were presented as three separate subproposals—nos. 3A, 3B and 3C—and approval of each of the subproposals was conditioned on the approval of all three subproposals. The approval of each of subproposals 3A, 3B and 3C required the affirmative vote of both: (1) at least 66 2/3% of the outstanding shares of the Company’s common stock entitled to vote at the Annual Meeting; and (2) a majority of the outstanding shares of the Company’s common stock entitled to vote at the Annual Meeting not held by Vivendi or its affiliates.

Subproposal No. 3A: The amendment of provisions of the Company’s Certificate of Incorporation related to the Company’s relationship with Vivendi was approved.

For	Against	Abstain	Broker Non-Votes
613,601,160	347,560	1,635,611	37,288,117

Subproposal No. 3B: The amendment of provisions of the Company’s Certificate of Incorporation related to the ability to amend the Company’s Certificate of Incorporation was approved.

For	Against	Abstain	Broker Non-Votes
613,735,824	235,067	1,613,440	37,288,117

Subproposal No. 3C: The amendment to the provisions of the Company’s Certificate of Incorporation related to the ability to amend the Company’s Bylaws was approved.

For	Against	Abstain	Broker Non-Votes
565,098,679	36,466,358	14,019,294	37,288,117

Vivendi voted the entirety of its holdings of the Company’s common stock, totaling 82,999,377 shares, “For” subproposal 3A, 3B and 3C.

Proposal No. 4:  A non-binding, advisory proposal on the compensation of the Company’s executive officers named in the “Summary Compensation Table” in the Company’s proxy statement for the Annual Meeting, as disclosed in that proxy statement pursuant to Item 402 of Regulation S-K, was approved.

For	Against	Abstain	Broker Non-Votes
423,980,884	183,287,329	8,316,118	37,288,117

Proposal No. 5:  The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2014 was ratified.

For	Against	Abstain
645,524,539	5,666,612	1,681,297

Item 9.01                                 Financial Statements and Exhibits.

(d)  Exhibits

3.1                            Third Amended and Restated Certificate of Incorporation of Activision Blizzard, Inc.

10.1                    Activision Blizzard, Inc. 2014 Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2014

ACTIVISION BLIZZARD, INC.

By:	/s/ Chris B. Walther
Chris B. Walther
Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Third Amended and Restated Certificate of Incorporation of Activision Blizzard, Inc.

10.1	Activision Blizzard, Inc. 2014 Incentive Plan